UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2019

CASI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20713	58-1959440
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

9620 Medical Center Drive, Suite 300

Rockville, Maryland 20850

(Address of principal executive offices) (Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Contract

On November 20, 2019, CASI Pharmaceuticals (WUXI) Co., Ltd. (“CASI-Wuxi”), a joint venture between CASI Pharmaceuticals, Inc. (the “Company”) and Wuxi Jintou Huicun Investment Enterprise (Limited Partnership) in which the Company owns 80% of the equity interests, completed the Contract for Assignment of the Right to the Use of the State-owned Construction Land (the “Land Use Contract”) with the Wuxi Natural Resources and Planning Bureau. Pursuant to the Land Use Contract, CASI-Wuxi will acquire the right to use the 74,028 square meters of industrial land in Wuxi for a period of 50 years.

As consideration for the land use right, CASI-Wuxi has committed to a land use fee in the total amount of approximately RMB 44,420,000 (USD$ 6,316,524), of which RMB 8,880,000 (USD$ 1,262,736) was paid as an advance deposit. A lump sum payment of the remaining land use fee (less the deposit) is expected to be paid by CASI-Wuxi on or about November 29, 2019.

As previously reported, CASI-Wuxi intends to construct a cGMP manufacturing facility on the land parcel. Under the Land Use Contract, CASI-Wuxi has agreed to make specified fixed asset investments on the land with initial construction to begin before August 26, 2020 and be completed before August 26, 2022, unless extended. CASI-Wuxi may transfer portions of the granted land to a third party once it has invested 25 percent of the total fixed asset investments amount and completed 25 percent of the project.

The foregoing description of the Land Use Contract does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Land Use Contract that will be filed as an exhibit to the Company’s Annual Report on Form 10-K. for the year ended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI Pharmaceuticals, Inc. (Registrant)

By:	/s/ Cynthia W. Hu
Cynthia W. Hu
COO, General Counsel & Secretary

Date: November 26, 2019